SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 17, 2003

Datakey, Inc.
 (Exact Name of Registrant as Specified in its Charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

0-11447 (Commission File Number)	41-1291472 (I.R.S. Employer Identification Number)

407 West Travelers Trail
Burnsville, Minnesota 55337
(Address of Principal Executive Offices) (Zip Code)

612-890-6850
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

     On October 27, 2003, Datakey, Inc. issued a press release to announce that it has received $3,120,000 in financing. The full text of the press release is set forth in Exhibit 99 attached hereto and is incorporated in this Report as if fully set forth herein.

Item 7. Financial Statements and Exhibits.

(a)	Financial statements: None.

(b)	Pro forma financial information: None.

(c)	Exhibits:

Exhibit 99 Press release dated October 27, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 27, 2003

DATAKEY, INC

By	/s/ Alan G. Shuler Alan G. Shuler Vice President and Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

DATAKEY, INC.
 EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
October 17, 2003	0-11447

DATAKEY, INC.

EXHIBIT NO.	ITEM
99	Press Release dated October 27, 2003